SIXTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

       THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Sixth Amendment") is made and entered into as of the 31st day October, 2006, by and among WMCK VENTURE CORP., a Delaware corporation, CENTURY CASINOS CRIPPLE CREEK, INC., a Colorado corporation and WMCK ACQUISITION CORP., a Delaware corporation (collectively the "Borrowers"), CENTURY CASINOS, INC., a Delaware corporation (the "Guarantor") and WELLS FARGO BANK, National Association, as Lender and L/C Issuer and as the administrative and collateral agent for the Lenders and L/C Issuer (herein in such capacity called the "Agent Bank" and, together with the Lenders and L/C Issuer, collectively referred to as the "Banks").

R_E_C_I_T_A_L_S:
       WHEREAS:

       A.  Borrowers, Guarantor and Banks entered into an Amended and Restated Credit Agreement dated as of April 21, 2000, as amended by First Amendment to Amended and Restated Credit Agreement dated as of August 22, 2001, by Second Amendment to Amended and Restated Credit Agreement dated as of August 28, 2002, by Third Amendment to Amended and Restated Credit Agreement dated as of October 27, 2004, by Fourth Amendment to Amended and Restated Credit Agreement dated as of September 23, 2005, and by Fifth Amendment to Amended and Restated Credit dated as of December 6, 2005 (collectively, the "Existing Credit Agreement").

       B.  For the purpose of this Sixth Amendment, all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement and any reference to a provision of the Existing Credit Agreement shall be deemed to incorporate that provision as a part hereof, in the same manner and with the same effect as if the same were fully set forth herein.

       C.  Borrowers desire to further amend the Existing Credit Agreement for the purpose of extending the Maturity Date from August 30, 2007 to December 31, 2007.

       D.  Lender is willing to amend the Existing Credit Agreement for the purposes described hereinabove, subject to the terms and conditions which are hereinafter set forth.

       NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree to the amendments and modifications to the Existing Credit Agreement in each instance effective as of the Sixth Amendment Effective Date, as specifically hereinafter provided as follows:

       1.  Definitions. Section 1.01 of the Existing Credit Agreement entitled "Definitions" shall be and is hereby amended to include the following definitions. Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be superseded and restated by the applicable definition set forth below:

       "Credit Agreement" shall mean the Existing Credit Agreement as amended by the Sixth Amendment, together with all Schedules, Exhibits and other attachments thereto, as it may be further amended, modified, extended, renewed or restated from time to time.

       "Existing Credit Agreement" shall have the meaning set forth in Recital Paragraph A of the Sixth Amendment.

       "Maturity Date" shall mean December 31, 2007.

       "Sixth Amendment" shall mean the Sixth Amendment to Amended and Restated Credit Agreement.

       "Sixth Amendment Effective Date" shall mean October 31, 2006, subject to the occurrence of each of the conditions precedent set forth in Paragraph 3 of the Sixth Amendment.

       2.  Extension of Maturity Date. As of the Sixth Amendment Effective Date, the definition of "Maturity Date" shall be and is hereby modified as set forth in the definition of Maturity Date contained in the Sixth Amendment.

       3.  Conditions Precedent to Sixth Amendment Effective Date. The occurrence of the Sixth Amendment Effective Date is subject to Agent Bank having received the following documents and payments, in each case in a form and substance reasonably satisfactory to Agent Bank, and the occurrence of each other condition precedent set forth below on or before November 5, 2006:

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            a.  Due execution by Borrowers, Guarantor and Agent Bank of three (3) duplicate originals of this Sixth Amendment;

             b.  Reimbursement to Agent Bank by Borrowers for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the Sixth Amendment, including, but not limited to, reasonable attorneys' fees of Henderson & Morgan, LLC and all other like expenses remaining unpaid as of the Sixth Amendment Effective Date; and
             c.  Such other documents, instruments or conditions as may be reasonably required by Lenders.

       4.  Representations of Borrowers. Borrowers hereby represent to the Banks that:

             a.  The representations and warranties contained in Article IV of the Existing Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the Sixth Amendment Effective Date in all material respects as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank;

             b.  Since the date of the most recent financial statements referred to in Section 5.08 of the Existing Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change or Material Adverse Effect has occurred;

             c.  No event has occurred and is continuing which constitutes a Default or Event of Default under the terms of the Credit Agreement; and

             d.  The execution, delivery and performance of this Sixth Amendment has been duly authorized by all necessary action of Borrowers and Guarantor and this Sixth Amendment constitutes a valid, binding and enforceable obligation of Borrowers and Guarantor.

       5.  Consent to Sixth Amendment and Affirmation and Ratification of Guaranty. Guarantor joins in the execution of this Sixth Amendment for the purpose of evidencing its consent to the terms, covenants, provisions and conditions herein contained and contained in the Existing Credit Agreement. Guarantor further joins in the execution of this Sixth Amendment for the purpose of ratifying and affirming its obligations under the Continuing Guaranty for the guaranty of the full and prompt payment and performance of all Indebtedness and Obligations under the Credit Facility, as modified and amended under this Sixth Amendment.

       6.  Incorporation by Reference. This Sixth Amendment shall be and is hereby incorporated in and forms a part of the Existing Credit Agreement.

       7.  Governing Law. This Sixth Amendment to Credit Agreement shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

       8.  Counterparts. This Sixth Amendment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.

       9.  Continuance of Terms and Provisions. All of the terms and provisions of the Existing Credit Agreement shall remain unchanged except as specifically modified herein.

       IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the day and year first above written.

BORROWERS: WMCK VENTURE CORP., a Delaware corporation By /s/ Larry Hannappel Larry Hannappel, President
CENTURY CASINOS CRIPPLE CREEK, INC., a Colorado corporation By /s/ Larry Hannappel Larry Hannappel, President
WMCK ACQUISITION CORP., a Delaware corporation By /s/ Larry Hannappel Larry Hannappel, President
GUARANTOR: CENTURY CASINOS, INC., a Delaware corporation By /s/ Larry Hannappel Larry Hannappel, Senior Vice President
BANKS: WELLS FARGO BANK, National Association, Agent Bank, Lender and L/C Issuer By /s/ Ryan Edde Ryan Edde, Vice President